Exhibit 99.1

News release

Editorial contacts:

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Asa Svanstrom, HP
+1 650 743 4427 (Investors)
asa.svanstrom@hp.com

Jeff Baum, EDS
+1 972 797 9495
jeffrey.baum@eds.com

Bob Brand, EDS
+1 972 605 1290
bob.brand@eds.com

Dave Kost, EDS
+1 214 282 3985 (Investors)
dave.kost@eds.com

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HP to Acquire EDS for $13.9 Billion

•                  EDS shareholders to receive $25.00 per share in cash for each EDS share

•                  Transaction expected to more than double HP’s revenue from services, furthering its standing as world’s largest technology company

PALO ALTO, Calif., and PLANO, Texas, May 13, 2008 –HP and EDS today announced that they have signed a definitive agreement under which HP will purchase EDS at a price of $25.00 per share, or an enterprise value of approximately $13.9 billion. The terms of the transaction have been unanimously approved by the HP and EDS boards of directors.

The transaction is expected to close in the second half of calendar year 2008 and to more than double HP’s services revenue, which amounted to $16.6 billion in fiscal 2007. The companies’ collective services businesses, as of the end of each company’s 2007 fiscal year, had annual revenues of more than $38 billion and 210,000 employees, doing business in more than 80 countries.

HP intends to establish a new business group, to be branded EDS –an HP company, which will be headquartered at EDS’s existing executive offices in Plano, Texas. HP plans that EDS will continue to be led after the deal closes by EDS Chairman, President and Chief Executive Officer Ronald A. Rittenmeyer, who will join HP’s executive council and report to Mark Hurd, HP’s chairman and chief executive officer.

HP anticipates that the transaction will be accretive to fiscal 2009 non-GAAP earnings and accretive to 2010 GAAP earnings. Significant synergies are expected as a result of the combination.

“The combination of HP and EDS will create a leading force in global IT services,” said Hurd. “Together, we will be a stronger business partner, delivering customers the broadest, most competitive portfolio of products and services in the industry. This reinforces our commitment to help customers manage and transform their technology to achieve better results.”

Rittenmeyer said, “First and foremost, this is a great transaction for our stockholders, providing tremendous value in the form of a significant premium to our current stock price. It’s also beneficial to our customers, as the combination of our two global companies and the collective skills of our employees will drive innovation and enhance value for them in a wide range of industries. In addition, our Agility Alliance will be significantly strengthened.”

Acquiring EDS advances HP’s stated objective of strengthening its services business. The specific service offerings delivered by the combined companies are: IT outsourcing, including data center services, workplace services, networking services and managed security; business process outsourcing, including health claims, financial processing, CRM and HR outsourcing; applications, including development, modernization and management; consulting and integration; and technology services. The combination will provide extensive experience in offering solutions to customers in the areas of government, healthcare, manufacturing, financial services, energy, transportation, communications, and consumer industries and retail.

Under the terms of the merger agreement, EDS stockholders will receive $25.00 for each share of EDS common stock that they hold at the closing of the merger. The acquisition is subject to customary closing conditions, including the receipt of domestic and foreign regulatory approvals and the approval of EDS’s stockholders.

Audio webcasts

This morning, HP and EDS will jointly conduct two audio webcasts, one with investors and the other with media, to discuss HP’s agreement to acquire EDS.

Audio webcast for financial analysts and stockholders: 8 a.m. ET / 5 a.m. PT, hosted by Hurd and Rittenmeyer, at www.hp.com/investor/hpedswebcast.

Audio webcast for media: 9 a.m. ET / 6 a.m. PT, hosted by Hurd and Rittenmeyer, at www.hp.com/go/HPtoacquireEDS.

About EDS

EDS (NYSE: EDS) is a leading global technology services company delivering business solutions to its clients. EDS founded the information technology outsourcing industry more than 45 years ago. Today, EDS delivers a broad portfolio of information technology and business process outsourcing services to clients in the manufacturing, financial services, healthcare, communications, energy, transportation, and consumer and retail industries and to governments around the world. Learn more at eds.com.

About HP

HP focuses on simplifying technology experiences for all of its customers — from individual consumers to the largest businesses. With a portfolio that spans printing, personal computing, software, services and IT infrastructure, HP is among the world’s largest technology companies, with revenue totaling $107.7 billion for the four fiscal quarters ended Jan. 31, 2008. More information about HP (NYSE: HPQ) is available at www.hp.com.

Note to editors: More news from HP, including links to RSS feeds, is available at www.hp.com/hpinfo/newsroom/.

Additional information and where to find it

EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 —Attention: Investor Relations.

Participants in the solicitation

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.

© 2008 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.

5/2008